Wachovia Corporation 2Q08 Financial Highlights July 22, 2008 Exhibit (99)(b)

2Q08 Quarterly highlights
GAAP loss of $8.9 billion, EPS of ($4.20)
(a)
-
Loss reflects $5.6 billion pre-tax loan loss provision, including $4.2 billion of reserve build, and $9.0 billion pre-tax of notable items which include:
Goodwill impairment
(b)
, SILO charge
(c)
, market disruption-related losses, legal reserves and losses relating to planned discretionary securities sales
Operating loss of $2.7 billion, EPS of ($1.27) excluding $6.1 billion goodwill impairment
(b)
Capital enhancing strategies expected to protect/preserve/generate $5+ billion in Tier 1 capital by YE 2009
-
Dividend reduction of 87% to quarterly level of $0.05 per share
-
New mortgage strategies expected to reduce Pick-a-Pay portfolio
-
Aggressive balance sheet management including non-core asset sales
-
Expense reduction efforts expected to reduce expense growth by $1.5 billion annually by YE 2009
Strong underlying business fundamentals
General Bank
Excellent new retail and commercial customer acquisition rates
Low-cost core deposits up 2% QoQ
Average loan growth up 3% QoQ
Record customer satisfaction
Capital Management
Record broker headcount
Deposits up 13% QoQ
Since AGE merger, client assets down only 7%
despite 16% decline in S&P 500
(a)
(a) EPS calculated on net loss available to common stockholders of $8.9 billion, reflecting preferred dividends of $193 million.
(b) Please see pages 50 – 51 for additional information.
(c) SILOs (sale-in, lease-out) are a broad class of cross-border leveraged lease transactions which includes service contracts and qualified technological equipment leases.
Wealth Management
Record segment earnings
Client acquisition up 16% QoQ
Fiduciary fees up 16% YoY
Record low efficiency ratio
Corporate and Investment Bank
Investment banking origination fees up 16% QoQ
Market distribution-related exposure down 52% QoQ

2Q08 GAAP loss of $8.9 billion
Operating loss of $2.7 billion in the quarter
$8.9 billion loss includes noncash, capital neutral
$6.1 billion goodwill impairment
NII down 10% QoQ driven by the effect of the $975
million SILO charge; up 11% before this charge
-
Margin down 34 bps QoQ to 2.58%; up 23 bps before
the effect of the SILO charge
-
Earning assets and low-cost core deposits up
2% QoQ
Fees up 14% QoQ
-
Strength in service charges, other banking fees, advisory
and underwriting, and other income
-
Market disruption losses declined by $1.4 billion on
reduced exposures
Expenses up 14% QoQ; up 3% excluding legal
reserves and non-merger severance
(c)
-
3% increase driven by higher incentives based on higher
revenues and annual merit increases
(a) Tax-equivalent.
(b) Pre-tax goodwill impairment of $6,060 million; after-tax $6,056 million. Difference relates to small amount of goodwill that is deductible for tax purposes. Please see pages
50-51 for additional information.
(c) Please see page 53 for additional information.
vs vs
($ in millions, except per share data) 2Q08 1Q08 2Q07
Net interest income
(a)
$
4,344
(10)
%
(3)
Fee and other income 3,165
14 (25)
Total revenue
(a)
7,509
(1) (14)
Provision 5,567 97 -
Expense 6,224 14 27
Goodwill impairment
(b)
6,060 - -
Minority interest 97 (37) (30)
Pre-tax income (loss)
(a)
(10,439) - -
Income taxes (benefits)
(a)
(1,777)
- -
Net income (loss) (8,662)
- -
Preferred dividends 193
- -
Net income (loss) available to
common stockholders (8,855) - -
Net merger-related 128 4 -
After-tax goodwill impairment
(b)
6,056 - -
Operating income (loss)
$
(2,671) -
%
-
Avg basic shares 2,111 8
%
12
EPS
(available to common stockholders) $
(4.20) - -
EPS operating
$
(1.27) -
%
-
Net interest margin 2.58
%
(34)
bps
(38)
Net interest margin
(excluding SILO charge)
3.15
%
23
bps
19
Return on avg equity (49.07) - -
Overhead efficiency ratio 163.58
%
-
bps
-

Core strength masked by significant charges
Pre-tax pre-provision results include notable items
$4.9 billion pre-tax pre-provision loss
Fees up 3% QoQ excluding notable items (shown
in table)
(d)
Expenses up 4% QoQ excluding higher legal
reserves relating primarily to previously
disclosed items
(d)
Goodwill impairment reflects disconnect between
market value of the company and book value
-
Write-downs in commercial-related sub-segments
reflect declining market valuations and asset values
Market disruption losses include $372 million
relating to ineffectiveness of economic hedges,
which were largely unwound during the quarter
(a) Tax-equivalent.
(b) Pre-tax goodwill impairment of $6,060 million, after-tax $6,056 million. Difference relates to small amount of goodwill that is deductible for tax purposes. Please see pages 50-51 for additional information.
(c) Write-downs to fair value on certain securities where our intent is to sell.
(d) Please see page 53 for additional information.
Income Statement
($ in millions) 2Q08 1Q08 Line Item
Pre-tax GAAP loss
(a)
$ (10,439) (845)
Provision for credit losses 5,567 2,831 Provision for credit
Pre-tax pre-provision
earnings (loss)
(a)
(4,872) 1,986
Notable items:
Goodwill impairment
(b)
6,060 - Goodwill impairment
SILO charge 975 - Net interest income
Market disruption-related
losses 936 2,287 See page 21 for details
Legal reserves 590 - Sundry expense
Discretionary planned
securities sales
(c)
391 - Securities gains (losses)
FAS 157 / 159 adoption net gains - (481) Principal investing (466),
Other income (15)
Visa IPO - (225) Securities gains (losses)
Total notable items 8,952 1,581
Pre-tax pre-provision results
excluding notable items
(a)
$ 4,080 3,567

NII driven by modest loan growth
Focus on balance sheet discipline
Loans up 2% QoQ
Pick-a-Pay mortgage up 1% QoQ
-
Ceased originations of negative amortization loans
as of 6/30/08
-
Exiting General Bank wholesale channel
Traditional mortgage down 2% QoQ
-
Origination strategy focused on marketable products
Other consumer up 8% QoQ largely on
$1.6 billion growth in auto and student
C & I up 4% QoQ on strength in middle-market,
structured products and large corporate
-
Results reflect $748 million effect of foreign commercial
real estate and commercial loans transferred from
held-for-sale in 1Q08
-
Line of credit utilization remained relatively stable
CRE up 4% QoQ reflecting slower pre-pays,
increased fundings, modest income producing
growth and $319 million effect of 1Q08 transfers
from held-for-sale
Current outlook:
-
Expect loans to decline over remainder of 2008 driven
by capital usage discipline
Average Loans
vs vs
($ in billions) 2Q08 1Q08 2Q07
Pick-a-Pay mortgage
$
122.2
1
%
4
Traditional mortgage 51.8
(2) 12
Home equity 57.8
-        (1)
Other consumer 38.7
8 15
Total consumer 270.5
1 6
Commercial and industrial 160.6
4 25
Commercial real estate 45.6
4 22
Total commercial 206.2
4 25
Total loans, net
$
476.7
2
%
13

Core deposits relatively stable
-
Retail CDs down 8% QoQ largely on planned portfolio
repositioning
2% QoQ low-cost core deposit growth driven by
strong money market and checking results
-
Retail brokerage deposits increased $5.7 billion QoQ
-
Strong commercial results on solid treasury
services sales
-
Net new checking account sales of 263,000
-
Leveraging Western and de novo expansion
-
Way2Save product sales
Results continued to exceed expectations with 44% of
accounts generating a new checking account; $236
million in new checking balances
-
Launching retail brokerage CD strategy
June 22
nd
launched new CD campaign
-
$4.7 billion/week in new CDs vs. approximately $800
million/week in new CDs during 7 weeks prior to launch
-
52% of CDs sold to checking account customers
-
36% sold to new customers
-
Average rate paid on CD portfolio continued to decline
from 3/31/08
NII driven by strong low-cost core deposit growth and
improved spreads
CD deposit growth of $11.5 billion since 6/30/08 (a)
Average Deposits
vs vs
($ in billions) 2Q08 1Q08 2Q07
DDA
$
58.0
3
%
(7)
Interest checking 52.8
2       4
Savings 33.5
5       -
Money market 132.8
4       19
Low-cost core 277.1
2       7
Retail CDs 113.6
(8)      (6)
  Core deposits 390.7
(1)      3
Other deposits 44.8
(8)      50
Total deposits
$
435.5
(2)
%
7
Consumer CD Balances
Consumer CD/IRA spot balances.
(a) As of 7/18 / 08.
Campaign launch
June 22
$120.9
$115.5
$112.2
$113.9
$118.5
4.38%
4.17%
3.97%
3.73%
3.72%
($ in billions)
Average rate paid on CDs
$125.3
3.74%
3/31/08 4/28/08 5/26/08 6/30/08 7/8/08 7/18/08

Income statement data
2Q08 segment highlights
Diversified business mix and balance sheet
Excludes Parent results. Segment earnings are after-tax earnings before merger-related and restructuring expense, intangible amortization, goodwill impairment and reserve build.
Core business fundamentals remain strong
General Wealth Corporate and
Capital
($ in millions)
Bank Management Investment Bank Management
Net interest income (Tax-equivalent)
$ 3,671 202 1,124 308
Fee and other income 1,057 210 605 1,987
Total revenue
(Tax-equivalent)
4,728 412 1,729 2,295
Provision for credit losses 919 8 438 -
Noninterest expense 2,050 253 960 1,827
Segment earnings $ 1,117 98 209 297
Balance sheet data
Average loans, net $ 319,574 23,151 106,642 2,881
Average core deposits $ 290,381 17,559 31,682 48,647
(a)
(a) Includes intersegment revenue.

General Bank strength affected by housing market decline
Earnings up 6% QoQ excluding mortgage results
vs vs
($ in millions) 2Q08 1Q08 2Q07
Net interest income
$
3,671
7
%
9
Service charges 597
4       6
Interchange income 209
12     20
Mortgage banking fees 77
12     15
All other fees/income 117
(24)    (9)
  Fee and other income 1,000
2       7
    Total revenue 4,728
6       8
Provision 919
62     497
Expense 2,050
1       7
Segment earnings
$
1,117
(6)
%
(23)
Strong NII growth of 7% QoQ reflects improving
spreads and balance sheet growth despite rising
NPAs
Fees up 2% QoQ reflecting strong growth
in most categories
-
Strong service charge and interchange income growth
on higher volumes
Card purchase volume up 10%
-
Mortgage banking fees up on higher originations of
marketable loans and growth in servicing income
42% of originations vs. 33% in 1Q08
Provision expense up 62% driven by higher losses
in consumer real estate
Modest expense growth
-
53% of expense increase driven by higher credit-related
expenses and 17% by growth initiatives
-
Salaries up reflecting annual merit increases; FTEs
down 416
Record customer satisfaction of 6.65 remains
best-in-class
-
Strong customer loyalty of 53%
Customer acquisition remains robust
-
New/lost ratio of 1.23; Retail customer acquisition rate
of 15.3% and attrition of 12.4%
-
Commercial customer acquisition up 28%
Continued strong internal partnership results
-
Investment sales up 26% YoY
(a) Excludes mortgage earnings of $20 million in 2Q08, $157 million in 1Q08 and $310 million in 2Q07, which reflects mortgage provision expense of $526 million in 2Q08,
$252 million in 1Q08 and $9 million in 2Q07.  Please see page 54 for additional information.
General Bank results excluding mortgage
(a)
vs vs
($ in millions) 2Q08 1Q08 2Q07
Net interest income
$
2,834
5
%
8
Service charges 597
4       6
Interchange income 209
12     20
All other fees/income 104
(8)      2
  Fee and other income 910
4       8
    Total revenue 3,814
5       8
Provision 393
24     171
Expense 1,694
1       6
Segment earnings
$
1,097 6
%
(4)

Record Wealth Management results, up 7%
Solid performance in the face of declining market valuations
Revenues up 4% QoQ
-
NII up 11% on improved deposit spreads and
loan growth
-
Fees down 2% QoQ driven by lower market valuations
Up 2% YoY as growth in fiduciary and asset
management fees offset lower insurance
commissions
Expenses up 3% QoQ reflecting higher personnel
expense partly driven by Western expansion
Overhead efficiency ratio of 61.05% reflects
improvement of 175 bps YoY
AUM down 3% QoQ largely reflecting lower
market valuations
Client acquisition up 16% QoQ
Continued strong partnership results
-
Record insurance bank cross-sell, up 51% YoY
(a) Assets under management include $37 billion in assets managed by and reported in Capital Management.
(b) Trust and investment management new recurring fee sales.
(c) Annualized Wealth revenue per relationship manager.
vs vs
($ in millions) 2Q08 1Q08 2Q07
Net interest income
$
202
11
%
11
Fee and other income 207
(2) 2
Total revenue 412
4 6
Provision 8
60 300
Expense 253
3 4
Segment earnings 98 7 9
Avg loans, net 23,151
4 10
Avg core deposits 17,559
(2) 1
AUM
(a)
77,266
(3) (3)
Investment mgmt sales
(b)
12.5
(11) (31)
Revenue/RM
(c)
$
2.9
4 4
Wealth Mgmt producers 976
1
%
(1)

Corporate and Investment Bank results reflect lower market
disruption losses
Strong core customer-driven activity despite challenging environment
Revenues up 111% QoQ on lower net market
disruption-related losses which totaled
$565 million
(a)
-
Investment Bank origination fees up 16% reflecting
strong performance in global rates, leveraged finance
and equities
-
Principal investing results of $115 million down 72%
from 1Q08 results that included $466 million in FAS
157 net gains
Expenses up 29% QoQ on higher revenue-based
incentives in Investment Banking; significant
expense reduction efforts have been implemented
-
Expect 400 of 500 previously announced FTE reductions
to occur in 3Q08
Provision up $241 million driven by higher losses
on residential-related commercial real estate
Loans up 6% QoQ driven by growth in commercial
real estate and international trade finance and
reflects the effect of $1.8 billion of transfers from
held-for-sale
-
Expect balance sheet reductions over 2H08
Continued strong internal partnership results
-
Revenue on GBG referrals of investment banking
products up 14% YoY
(a) Please see page 21 for additional information.
vs vs
($ in millions) 2Q08 1Q08 2Q07
IB originations
$
464
16
%
(4)
Capital markets 365 142 (43)
Principal Investing 115 (72) (62)
Lending 489 (18) (13)
Treasury and Trade Finance 296 5 12
Total revenue 1,729
111 (23)
Provision 438
122 -
Expense 960
29 (6)
Segment earnings 209 368 (73)
Avg loans, net 106,642 6 39
Avg core deposits 31,682 (6) (14)
Lending commitments
$
113,559 -
%
(2)

Capital Management results reflect significant market
disruption losses
Retail brokerage fundamentals remain strong
NII up 10% QoQ on strong retail brokerage
deposit growth
Fees down 9% QoQ reflecting $118 million of
market disruption losses and lower asset valuations
-
$89 million of securities impairments relating to
liquidation of an Evergreen fund
-
Commissions down 2% QoQ driven by lower insurance
commissions
-
Fiduciary and asset management fees down 5% QoQ
on lower market valuations despite retail brokerage
managed account growth
Expenses down 2% QoQ on lower incentives
expense and merger efficiencies
A.G. Edwards merger proceeding as planned;
integration 40% complete
-
Since consummation, broker client assets down only
7% despite 16% decline in S&P 500
Retail Brokerage fundamentals remain strong
-
Record series 7 broker headcount - up 49; average
production of new FAs 71% higher than attrited FAs
-
Client assets 2Q08 net inflows of $4.8 billion, including
$4.0 billion in managed accounts
Continued strong internal partnership results
-
CIB syndicate revenue up 61% QoQ
-
General Bank referrals: lending up 15%, deposits up
17% QoQ
vs vs
($ in millions) 2Q08 1Q08 2Q07
Net interest income
$
308 10
%
18
Commissions 806 (2) 53
Fiduciary/asset mgmt 1,234 (5) 36
Other fee income (loss) (45) (171) (145)
Fee and other income 1,995 (9) 30
Total revenue 2,295 (7) 29
Provision - - -
Expense 1,827 (2) 41
Segment earnings 297 (23) (5)
Avg loans, net 2,881 12 73
Avg core deposits
$
48,647 13 56
Retail brokerage headcount
Series 7 brokers 14,632 - 76
Bank series 6 reps 4,308 6
%
70

Continued focus on risk reduction
Underlying business fundamentals strong
Results reflect the effect of significant housing deterioration and our expected outlook for continued deterioration
Actions to reduce housing-related and market disruption exposure
Enhanced diligence and actions around capital and liquidity

Expected significant decline in home prices drives higher
credit costs
Credit reserve build of $4.2 billion reflects further
anticipated home price declines of 14%
Rising NPAs and charge-offs reflect significant
weakness in the housing market, particularly in
stressed regions of California and Florida
-
Net charge-offs of $1.3 billion, or 110 bps, up
44 bps QoQ
Provision of $5.6 billion includes reserve build of
$4.2 billion
-
Results reflect expectations for additional 14% decline
in Pick-a-Pay balance-weighted home prices from 2Q08
current average LTV of 85%
(b)
$11.0 billion allowance for credit losses, or 2.24%
of loans, up 83 bps, or $4.2 billion
-
Allowance covers over 2x annualized net charge-offs
-
$4.0 billion consumer reserve build reflects higher
expected loss factors for consumer real estate
Pick-a-Pay allowance ratio of 4.16% vs. 1.58% in 1Q08
Home equity allowance ratio of 1.46%
Auto portfolio allowance ratio of 3.08%
-
$179 million commercial reserve build including $86
million of FAS 114 reserves
(a) Excludes nonperforming assets in period-end loans held for sale.
(b) Current LTV estimates based on May Automated Valuation Methodology (AVM) data. Source: Veros. See page 16  for additional information.
($ in millions) 2Q08 1Q08 2Q07
Total period-end loans
$
488,198
480,482 429,120
Nonaccrual loans    11,049      7,788      1,945
Restructured loans         248           48              -
Foreclosed properties         631         530         207
  Total NPAs
$
   11,928      8,366      2,152
as % of loans, net ORE
(a)
2.44
%
1.74 0.50
Provision
$
5,567 2,831 179
Net charge-offs
$
1,309 765 150
  as % of average loans 1.10
%
0.66 0.14
    Commercial 0.88 0.48 0.07
    Consumer 1.26
%
0.79 0.19
Allowance for loan losses
$
10,744      6,567      3,390
Allowance for credit losses
$
10,956      6,767      3,552
Allowance for loan losses
  as % of loans, net 2.20
%
1.37 0.79
    Commercial
1.29 1.25 1.08
    Consumer
2.81 1.34 0.54
Allowance for credit losses
  as % of loans, net
2.24
%
1.41 0.83

Consumer asset quality:  86% of NPAs/61% of charge-offs due to
Pick-a-Pay and CIB mortgage; branch-originated and auto portfolios continue to outperform industry (b) (c)
16%
45%
10%
13%
10%
4%
1
st
Lien Home
Equity
Pick-a-Pay
Mortgage
Traditional
Mortgage
2
nd
Lien Home
Equity
1% Other Installment Loans
Student Loans
$272 Billion Consumer Portfolio
Consumer NPAs up $2.8 billion on continued
weakening consumer real estate
Consumer net charge-offs of $854 million, up $326
million QoQ, driven by consumer real estate losses
of $682 million
-
Includes Pick-a-Pay losses of $508 million
Traditional home equity continued to outperform
industry driven by retail branch origination focus;
losses of 85 bps
(b)
-
2
nd
lien home equity 60+ days past due are 1/3
of industry average
(b)
Auto losses remain low at 1.97% and continued to
outperform industry
(c)
-
30+ days past due of 2.33% vs. industry forecast
of 3.74%
($ in millions) 2Q08 1Q08 2Q07
Consumer loans
$
271,578 268,782 253,751
Consumer NPAs
$
     8,460      5,676      1,671
  as % of loans 3.11
%
2.11 0.66
Consumer net charge-offs
$
854 528 122
  as % of average loans 1.26
%
0.79 0.19
Consumer past due %
(a)
0.32 0.28 0.20
Allowance as a % of loans 2.81
%
1.34 0.54
Auto
1% CIB Mortgage
(b) Please see pages 44-45 for additional information.
(c) Please see page 46 for additional information. (a)  Consumer past dues are loans 90 days and over as a % of total loans.

Consumer Mortgage:
Pick-a-Pay and CIB mortgage account for 94%
of NPAs and losses
Traditional mortgage performing well
Pick-a-Pay NPAs up $2.4 billion QoQ
-
Trends largely reflect the continued effect of declining
home values, particularly in stressed areas such as
CA and FL
-
Average Pick-a-Pay original LTV of 71%; current
average LTV of 85%
(b)
-
Focused on aggressive resolution of problem assets
with accelerated disposition of foreclosed properties
Sold 1,151 properties in 2Q08 vs. 825 properties in
1Q08; new inflows to REO of 1,445
-
Economic severity increased to 36% vs. 32%
in 1Q08
Traditional mortgage performing well; charge-offs
of 28 bps
-
Avg LTV at origination of 70%; average FICO score
of 731
-
Current average LTV of 69%
(b)
; current average FICO
score of 732
CIB mortgage non-branch originated largely Alt-A
loans originally intended for distribution
-
NPAs of $262 million, up $98 million QoQ
All FICO scores and LTVs at origination unless otherwise noted and where available.
(a) Includes other non Pick-a-Pay product balances of $6.2 billion in 2Q08, $6.0 billion in 1Q08 and $4.0 billion in 2Q07.
(b) Based on AVM (automated valuation method) using May data. Source: Veros.
($ in millions) 2Q08 1Q08 2Q07
Pick-a-Pay
(a)
$
122,026
121,161 117,222
NPAs
$
7,049
4,623 1,208
as a % of loans 5.78
%
3.82 1.03
Net charge-offs
$
508
240 4
as % of avg loans
1.67
%
0.79 0.01
Traditional mortgage
$
44,601
46,731 45,219
NPAs
$
436
309 157
as a % of loans 0.98
%
0.66 0.35
Net charge-offs
$
32
29 5
as % of avg loans
0.28
%
0.23 0.04
CIB mortgage
$
2,097
2,201 32
NPAs
$ 262 164 6
as a % of loans 12.51
%
7.46 17.49
Net charge-offs
$
12
- -
as % of avg loans
2.14
%
0.02
-
Total mortgage loans
$
168,724
170,093 162,473

Revised Pick-a-Pay reserve model output driven by expected
continued deterioration in housing, economic environment
and related performance
(a) HPI defined as house price index and is balance-weighted by MSA according to Pick-a-Pay portfolio stratification.
(b) Based on automated valuation methodology as of May 2008. Source: Veros
(c) FICO scores where available; loan pool without FICO score stratified proportionately to available data.
(d) Average actual loss on foreclosed properties (including maintenance and selling costs) as a percentage of the average loan balances at time of foreclosure.
Outlook for housing and the economy has continued to worsen
In 2Q08 the portfolio performed below 1Q08 expectations
Updated model inputs include a more severe home price decline scenario
Resulted in increased cumulative loss output
As of 2Q08
Pick-a-Pay model home price scenario
Housing trough occurs in Mid 2010
Portfolio-weighted peak to trough
HPI (House Price Index) forecast
(a)
Nationwide -20.8%
California -23.1%
Florida -28.6%
Pick-a-Pay portfolio characteristics
30+ days past due 3.9%
60+ days past due 1.3%
NPAs 5.8%
Current average LTV
(b)
85.0%
Current average FICO
(c)
661
REO loss severity
(d)
36.0%
Pick-a-Pay Balance Weighted HPI
(a)
225
245
265
285
305
325
1Q08 HPI Assumptions 2Q08 HPI Assumptions

Pick-a-Pay portfolio: Concentrations in stressed geographies
Driving consumer real estate reserve build
25 MSAs account for 90% of Pick-a-Pay historical losses and 75% of expected cumulative losses
(a)
Cumulative losses in these stressed geographies are significantly higher than the portfolio average
California and Florida average cumulative losses are estimated at 10% and 19%, respectively
(a)  Pick-a-Pay model output does not include adjustments made for non-modeling calculations and known model risks.  Please see page 17 for additional information.
(b) Current LTV estimates based on May Automated Valuation Methodology (AVM ) data. Source: Veros.
($ in millions)
MSA
Total
Outstandings
% of Total Original
Current
(b)
Avg at
Trough
Original to
Current
(b)
Current to
Trough
(b)
Original to
Trough
$ %
Los Angeles 12,926 11% 68 80 95 -9% -16% -24% 1,278 10%
Oakland 10,711 9% 70 90 99 -14% -10% -23% 462 4%
Riverside 6,315 5% 72 105 135 -26% -22% -43% 1,339 21%
Santa Ana 6,368 5% 69 84 104 -12% -20% -30% 546 9%
San Francisco 5,365 4% 67 74 78 -2% -6% -8% 156 3%
San Diego 4,980 4% 70 91 103 -15% -12% -26% 469 9%
San Jose 4,658 4% 69 78 87 -4% -10% -14% 255 5%
Sacramento 4,105 3% 72 104 117 -22% -12% -32% 542 13%
Washington DC 2,895 2% 73 77 93 0% -18% -18% 411 14%
Phoenix 2,701 2% 72 89 120 -13% -26% -35% 648 24%
Ft Lauderdale 2,637 2% 71 82 100 -10% -18% -26% 495 19%
Stockton 2,091 2% 73 116 134 -31% -15% -41% 504 24%
Vallejo 1,838 2% 73 102 121 -24% -16% -35% 327 18%
Miami 1,801 1% 70 72 98 2% -27% -25% 396 22%
Oxnard 1,688 1% 70 89 98 -17% -9% -24% 135 8%
Santa Rosa 1,686 1% 71 91 94 -16% -4% -19% 93 6%
West Palm Beach 1,557 1% 70 86 102 -14% -16% -28% 286 18%
Modesto 1,474 1% 72 116 137 -32% -16% -43% 340 23%
Salinas 1,302 1% 69 95 106 -19% -12% -28% 180 14%
Las Vegas 1,305 1% 71 94 134 -19% -30% -44% 290 22%
Fresno 926 1% 71 99 120 -22% -18% -36% 175 19%
Santa Barbara 917 1% 68 86 102 -9% -16% -24% 150 16%
Bakersfield 627 1% 72 109 125 -29% -14% -39% 102 16%
Cape Coral 582 0% 70 89 94 -14% -7% -20% 72 12%
Merced 510 0% 72 119 141 -30% -17% -42% 145 29%
Total 25 MSAs 81,964 67% 70 89 105 -13% -15% -25% 9,797 12%
Other U.S. 40,221 33% 72 75 84 -1% -11% -12% 3,311 8%
Central Valley 10,203 8% 72 109 126 -26% -14% -36% 1,835 18%
Inland Empire 11,295 9% 71 99 121 -21% -18% -34% 1,808 16%
California 71,211 58% 70 90 104 -13% -14% -24% 7,302 10%
Florida 12,126 10% 71 82 100 -9% -19% -27% 2,294 19%
Total Pick-a-Pay 122,026 100% 71 99 -9% -14% -21% 13,108 11%
Change in House Price Value Cumulative Losses
(a)
Pick-a-Pay Loan to Value
85
Balance-Weighted
Balance-Weighted
Balance-Weighted

Significantly increasing reserve
Updated Pick-a-Pay reserve model output reflects 2H08 reserve build of $1.3 billion
Updated cumulative loss modeled output of approximately 12% over the remaining life of the current portfolio; approximately 88% of modeled losses to occur in next 3 years
(a) 2Q08 as of June 30, 2008. Future changes in assumptions could cause output to change.
These outputs are generated via a modeling process in which adjustments are made for non-
modeled calculations and known model risks. These outcomes are expected to be affected by changes in a variety of factors including actual home price trends, economic conditions, changes in borrower behavior, regulatory changes and loss mitigation strategies. Ending allowance to loans assumes 2008 and 2009 period-end loans of $120.3 billion and $120.1 billion, respectively. Actual 2008 and 2009 results are expected to be affected by proactive credit risk management and capital management strategies. The model outputs are not intended to be forecasts. Future actual reserves may differ from the current model outputs shown above.
75% of 2Q08 reserve build relates to a more negative anticipated housing scenario
The above modeled output does not reflect the anticipated benefit of planned portfolio reduction and other loss mitigation strategies
1Q08 2Q08 2nd Half 2008 2009
($ in billions)
Actual Actual Model Output
(a)
Model Output
(a)
As of 2Q08
Charge-offs 0.2 $      0.5 2.3 6.6
Additional provision 1.1 3.3 1.3 (1.0)
Total Pick-a-Pay credit costs 1.3 3.8 3.6 5.6
Ending allowance 2.0 $      5.2 6.6 5.6
Ending allowance to loans 1.6% 4.2 5.4 4.7

Changes to General Bank mortgage strategy and business
model
Taking actions to reduce exposure to reflect the housing climate
Adjusting Pick-a-Pay product and model in light of continuing deterioration in the housing market
- Ceased origination of negative amortization products
- Discontinuing the wholesale channel
New originations limited to a core customer-centric strategy supporting Wachovia’s retail, brokerage and wealth clients
Approximately 1,000 employees will be dedicated to contacting customers proactively to propose refinance and restructure opportunities
- Portfolio segmentation by probability of default and severity
- Customized approach and refinance/restructuring offers based on segmentation
- Offers may include rate buydowns and/or principal reductions; conversions into conventional products

Revised underwriting standards to reflect
realities of the housing environment
Substantially expanding loss mitigation activities
and REO strategies and capacity
Exiting wholesale mortgage channel
Continuing expense reductions
- Reduced mortgage headcount by 2,000 through
June 2008, with plans to reduce another 4,400 FTEs
over the next 12 months
- Expected cumulative $350 million in expense
reductions through strategic actions
General Bank mortgage: Actions taken to address challenges
Going forward strategy focused on customer-centric conforming originations
Pick-a-Pay Actions
Eliminated negative amortization payment option
loan products
Waiver of prepayment fee on all Pick-a-Pay loans
Discontinued loan retention strategies

Commercial portfolio remains well positioned
72% of charge-offs due to residential-related real estate stress
REFS NPAs up $585 million; charge-offs of $283
million up $157 million, or 124 bps, to 2.34%
-
Increases driven largely by the residential-related
portfolio
-
Launched extensive review of income producing
portfolio (retail, office, commercial land and unsecured)
in response to the changing economic environment
Other commercial NPAs up $193 million; charge-
offs up $61 million to $172 million, or 41 bps
-
Increase in charge-offs largely related to 2 large credits
Period-end balance sheet as of 6/30/2008.
(a) Real Estate Financial Services (REFs) portfolio includes commercial real estate loans from the REFS portfolio and commercial real estate loans held-for-investment in Investment Banking. Refer to pages 47-49 for additional information.
$217 Billion Commercial Loan Portfolio
Building Contractors
2%
3%
9%
Retail Trade
12%
Services
Agriculture/Forestry/Fishing
1%
15%
Finance
Other
1%
Manufacturing
Mining
1%
12%
Property
Management
Public Administration
1%
6%
6%
Transportation/
Public Util
20%
Individuals
NEC/Nonclass
Insurance
1%
Wholesale Trade
4%
6%
Residential REFS
Income Producing
REFS
($ in millions) 2Q08 1Q08 2Q07
REFS portfolio
(a)
48,355
47,644 36,787
NPAs
$
2,469
1,884 170
as % of loans
5.10
% 3.95 0.46
Net charge-offs
$
283
126 3
as % of avg loans 2.34
% 1.10 0.01
Other commercial
$
168,265
164,056 141,896
NPAs
$
999
806 311
as % of loans
0.59
% 0.49 0.22
Net charge-offs
$
172
111 25
as % of avg loans 0.41
% 0.27 0.06
Total commercial loans
$
216,620
211,700 178,683
NPAs
$
3,468
2,690 481
as % of loans
1.60
% 1.27 0.27
Net charge-offs
$
455
237 28
as % of avg loans 0.88
% 0.48 0.07
Allowance
$
2,793
2,645 1,889
as % of loans
1.29
% 1.25 1.08
$

Market disruption-related losses declined by 59% from 1Q08
Includes benefits from lower distribution-related exposures
(a) Net of associated hedges.
(b) 2 half 2007 includes $50 million of provision expense relating to loan impairments.
Market Disruption-Related Losses, Net
(a)
($ in millions) 2Q08 1Q08
Corporate and Investment Bank
ABS CDO and other subprime-related
$
(238) (339) (1,048)
Commercial mortgage (CMBS)
(209) (521) (1,088)
Consumer mortgage (68) (251) (205)
Leveraged finance 102 (309) (179)
Other (152) (144) (50)
Total (565) (1,564) (2,570)
Capital Management
Impairment losses (118) 0 (57)
Parent
Impairment losses/other
(b)
(253) (723) (94)
Total, net (936) (2,287) (2,721)
Discontinued operations (BluePoint)
$
0 0 (330)
2nd Half
2007
nd

Reduced market-related CIB distribution exposure
Reflects focused risk mitigation strategies
0
3000
6000
9000
12000
3Q07 4Q07 1Q08 2Q08
Subprime-related Leveraged Finance Commercial Mortgage - CMBS
($ in millions)
Leveraged finance
Net exposure of $3.8 billion including $574 million
of unfunded commitments; $600 million of exposure
reflects new business
-
Sales of $1.4 billion during the quarter
Commercial mortgage (CMBS)
Net exposure of $756 million
-
No assets moved to securities/loan portfolios
-
Sold $2.5 billion in 2Q08
Subprime-related
(a)
Net exposure of $1.9 billion including $4.0 billion
of hedges; $2.0 billion hedged with monoline
guarantors
$11.1B
$10.5B
$3.8B
$3.8B
$756MM
$1.9B
CIB is the Corporate and Investment Bank.
(a) Includes ABS CDO-related and subprime RMBS distribution exposures in the Corporate and Investment Bank.
$9.1B
$2.5B
$7.6B
$8.2B
$3.0B
$2.2B

Actions and initiatives around capital and liquidity
Underlying business fundamentals strong
Continued focus on risk reduction
Initiatives under way to protect, preserve and generate capital and liquidity

Actions
Opportunity for sale of non-core assets
Pick-a-Pay refinance to marketable alternatives
Balance sheet discipline/risk-reduction strategies
expected to result in $20 billion reduction in
loans/securities by YE 2008
-
Targeted to free up as much as $1.5 billion in capital
Reduce expenses budgeted and defer capital
consuming initiatives
-
Preserves up to $1.5 billion in capital 2008 - 2009
Reduce quarterly dividend rate to $0.05 per share
-
Preserves approximately $700 million of capital quarterly
Strategies to protect, preserve and generate capital
Expected to benefit Tier 1 capital by more than $5 billion by YE
2009
(a) 2Q08 capital ratios are based on estimates.
7.4%
12.1%
6.6%
5.1%
4.6%
6.2%
12.7%
8.0%
Tier 1 Total Capital Leverage Tangible Capital
Capital Ratios
(a)
1Q08           2Q08
Continued Commitment to Balance
Sheet Strength

Strategy to preserve capital through expense discipline
$1.5 billion reduction of 2009 controllable expenses & OER
improvement of 200 - 300 bps (a)
Launched a thorough expense reduction effort in
early June
-
Expected to lower full year budgeted 2009 expense
growth by $1.5 billion
-
Approximately 40% personnel, 25% other, 23% projects
and 12% marketing and advertising
-
2H08 expense benefit of approximately $490 million
expected to be offset by severance and other costs
-
Reviewed 500 existing or planned capital projects
Resulted in the delay or cancellation of projects which
reduced 2009 planned capital expenditures by $350
million
Expense actions expected to have modest effect
on revenue
-
Includes reduction of approximately 6,350 active FTEs
and 4,400 open positions and contractors
-
Western expansion will continue but at a more
deliberate pace
Expected to improve 2009 overhead efficiency
ratio by 200 – 300 bps from a normalized 2008
base of 57%
Expected to preserve up to $1 billion in capital
Corporate
and
Investment
Bank
OTG/
Occupancy/
Mktg/Staff
Capital
Management
Wealth
$1.5 billion Reduction in Estimated
2009 Expense Growth
(a)
33%
13%
7%
13%
4%
Mortgage
30%
General Bank
ex. Mortgage
(a) These actions are in addition to $354 million annualized expense benefit from previously announced reductions in CIB, CMG and mortgage.

Strategies to protect and preserve capital
Targeting at least $20 billion reduction in loans/securities by
YE 2008
No reinvestment of maturing securities
Enhanced discipline to ensure commercial lending is geared towards strategic relationships
-
Revised ROE, ROA and RAROC targets established for all renewals and new commitments
Active programs to further enhance the mix of our consumer loan portfolios
-
Reducing mortgage concentration
Tightened mortgage underwriting standards
Discontinuing negative amortization option loan originations
Eliminating General Bank wholesale channel
Eliminating focus on Pick-a-Pay mortgage retention
Offering opportunities to refinance into conforming products
Not currently considering significant portfolio sales
-
Additional measures
Increased pricing in auto portfolio
Review of non-core assets

9%
23%
6%
55%
7%
Strategies to protect strong liquidity profile
Stable liability funding with 87% funded by deposits, long-term debt and equity
Proactively managing liquidity and capital for
challenging environment
-
Significantly increased funding availability in face of
rising industry challenges
Wachovia holding company continues to maintain
a prudent liquidity profile
-
HoldCo cash position of $22 billion at quarter-end
equates to approximately 3.5 years of long-term debt
maturities
Pre-market disruption cash position of $14 billion as
of 6/30/07
-
Flexibility and liquidity further enhanced by dividend
reduction
Wachovia Bank, NA continues to be a provider
of excess liquidity to the market
-
Retail brokerage average deposit products increased
$5.7 billion QoQ with expected new balances of $10
billion over next several quarters
Balance sheet strategies and asset sales
anticipated to further enhance strong bank
liquidity position
Period end as of 6/30/08.
Stable Liability Funding
87% funded by Deposits, LTD & Equity
Total
Deposits
Other Liab
ST
Debt
LT
Debt
Equity

Summary and Outlook
Addressing current challenges aggressively, directly and with clarity
Summary
We understand our issues and challenges,
are already addressing them and will be taking
further actions
We have faced up to and are realistically
addressing the realities of the current housing
market and its expected deterioration; we are
discontinuing the negative amortization product
and exiting the General Bank wholesale channel
We have several initiatives under way to protect,
preserve and generate capital, and additional
options are available to us
We are committed to a strong Balance Sheet,
and protecting and creating shareholder value
Our core businesses are attractive and performing
well; we are committed to strengthening them
while continuing to excel in operating them
Outlook
Expect 2H08 net interest income to decline
modestly as balance sheet contraction and
NPA growth outweigh deposit expansion
(a)
Fees remain exposed to net market disruption
losses/gains
Company-wide focus on expense control
Expect continued challenging credit environment
FY08 tax rate of 17.0%-17.5%
(b)
Focus on actions to increase Tier 1 capital from
current levels
(a) Versus 1H08 net interest income of  $10.1 billion excluding the effect of the $975 million SILO charge.
(b) Tax-equivalent.

29 Appendix

Wachovia’s fundamental strengths
Fundamental Strengths
Tier 1 capital position of $50 billion
(a)
-
Exceeds “well-capitalized” definition by more than $12 billion
87% of liabilities funded by deposits, long-term debt and equity
HoldCo cash position of $22 billion
-
Equates to 42 months of long-term debt obligations
Strong capital and stable
liquidity funding
80% of U.S. population growth expected within Wachovia’s
footprint
$85K deposit-weighted average household income vs.
$73K U.S. average
High growth / highly affluent
footprint
#3 Deposit market share in the U.S.
-
#1 in the Southeastern U.S.
#3 Retail Brokerage
#8 Wealth Manager
Top 10 U.S. loan syndications, high yield, equity and preferred stock
Leading market positions
#1 ACSI for 7   year in a row Best in class customer service
Strong commitment to employee engagement and community development
(a) 2Q08 capital based on estimates.
th

General Bank key metrics
Average loans up 10% YoY
-
Mortgage originations down 26%; higher marketable
production offset by lower Pick-a-Pay volumes
-
Home equity down 56% largely reflecting implementation
of tightened credit standards and sales efficiency efforts
> 95% direct channel originations
-
Auto originations up 12%
Average core deposits flat YoY; low-cost core
deposits up 4% YoY
-
2Q08 net new checking account sales of 263,000,
including 166,000 checking accounts linked to
Way2Save accounts
Debit/credit card purchase volume up
14% YoY
Opened 23 de novo branches and consolidated
38 branches in 2Q08
New/lost ratio of 1.23
-
Retail customer acquisition rate of 15.3%; attrition of
12.4%
Customer satisfaction remains best in class
(a) Volume of purchase activity on debit and credit cards.
(b) Percentage of customers who rate Wachovia a 7 on all three loyalty questions (scale 1-7). Goal: 55%. Results based on Gallup survey.
(c) Controllable retail households acquired/retail households attrited; controllable households exclude single service mortgage.
(d) New commercial banking relationship or customer with no prior loan or deposit account.
vs vs
($ in millions) 2Q08 1Q08 2Q07
Product originations
Mortgage
$
11,768
(8)
%
(26)
First lien home equity 1,731
(7)      (50)
Second lien home equity 2,223
(7)      (60)
Auto 3,692
(1)      12
Avg loans, net
$
319,574
3       10
Net new checking 262,577
51     (17)
Avg core deposits
$
290,381
(2)      -
Card purchase volume
(a)
$
19,131
10
%
14
Customer loyalty
(b)
53
%
40
bps
(80)
New/Lost ratio
(c)
1.23
(4)
bps
(6)
Commercial customer
acquisition
(d)
374
28
%
32

Capital Management key metrics
Series 7 brokers up 49 QoQ
Series 6 reps up 6% QoQ
Broker client assets down only 1% QoQ despite
3% decline in S&P 500
Managed account assets up 28% YoY driven by
the AGE acquisition as well as $12.7 billion in net
inflows
Retail brokerage deposits up 57% YoY driven by
$12.9 billion from AGE merger including solid
growth since the acquisition
Continued strong annuity sales, up 70% YoY
AUM down 13% YoY on lower market valuations
and net asset outflows of $24.1 billion
Gross fluctuating fund flows down 35% QoQ
primarily driven by lower equity fund sales
Institutional Asset Management: long-term asset
mandates up 72% QoQ
(a) Annualized.
(b) Assets under management include $37 billion in assets managed for Wealth Management, which are also reported in that segment.
vs vs
($ in billions) 2Q08 1Q08 2Q07
Retail Brokerage
Series 7 brokers 14,632
-
%
76
Bank series 6 reps 4,308
6        70
  Managed acct assets
$
193.4
2        28
  Avg FDIC sweep deposits 48.3
13      57
Client assets
$
1,107.1
(1)
%
39
Recurring revenue
61.0
%
(80)
bps
-
Rev/broker
(000)
(a)
$
576
(1)
%
(18)
In-bank revenue
(millions)
278
(1)       2
Loan originations
$
1.9
12
%
12
Pre-tax margin
23.5
%
(70)
bps
(330)
Asset Management
Total AUM
(b)
$
245.9
(5)
%
(13)
Gross fluctuating
fund flows
$
1.7
(35)
%
(37)
Pre-tax margin
(18.0)
%
-
bps
-

Corporate and Investment Bank
Remaining distribution exposure to certain asset classes
(a) At 6/30/08, $2.0 billion is hedged with monoline financial guarantors; $900 million with a AA-rated large European bank and $1.0 billion with a large AA-rated global multi-
line insurer, both under margin agreements.
Subprime-related, CMBS and Leveraged Finance 6/30/08
Distribution Exposure, Net Exposure
6/30/08 Hedged With 6/30/08 3/31/08 6/30/08 9/30/07 6/30/08
Gross Various Net Net vs Net vs
($ in millions) Exposure Instruments Exposure Exposure 3/31/08 Exposure 9/30/07
ABS CDO-related exposures:
Super senior ABS CDO exposures
High grade
$
2,331 (2,331) 0 0 -
%
0 -
%
Mezzanine
2,022 (1,603) 419 439 (5) 1,228 (66)
CDO-squared
0 0 0 0 - 0 -
Total super senior ABS CDO exposures
4,353 (3,934) 419 439 (5) 1,228 (66)
Other retained ABS CDO-related exposures
29 (17) 12 68 (82) 559 (98)
Total ABS CDO-related exposures
(a)
4,382 (3,951) 431 507 (15) 1,787 (76)
Subprime RMBS exposures:
AAA rated
1,524 0 1,524 1,684 (10) 2,093 (27)
Below AAA rated (net of hedges)
(46) 0 (46) 40 215 (43) (7)
Total subprime RMBS exposures
1,478 0 1,478 1,724 (14) 2,050 (28)
Total subprime-related exposures
5,860 (3,951) 1,909 2,231 (14) 3,837 (50)
Commercial mortgage-related (CMBS)
756 0 756 2,954 (74) 10,503 (93)
Leveraged finance (net of applicable fees)
$
n.a. n.a. 3,766 8,157 (54)
%
11,086 (66)
%

Pick-a-Pay	
Tradtional Mortgage	
Home Equity	

WACHOVIA

Consumer real estate
($ in millions)
All FICO scores and LTVs at origination unless otherwise noted and where available.
(a) AVM is automated valuation method using May 2008 data. Source: Veros.
Region Outstandings
Original
LTV
Current
LTV -
AVM
(a)
Original
FICO
Current
FICO
Central Valley $10,203 72 109 665 647
Inland Empire $11,295 71 99 662 646
Total CA $71,211 70 90 666 655
FL $12,126 71 82 677 658
NJ $6,102 71 74 692 682
AZ $3,076 72 87 680 670
TX $2,932 75 63 669 660
Other States $26,579 72 75 686 674
Total Pick-A-Pay $122,026 71 85 675 661
FL $8,003 69 72 729 725
CA $7,630 66 67 742 751
NC $3,782 75 70 731 731
NJ $3,472 69 70 729 729
GA $3,174 76 75 724 719
Other States $20,637 71 68 730 731
Total Trad Mtg $46,698 71 69 731 732
Total Mortgage $168,724 71 81 690 684
FL $12,325 74 78 726 722
NJ $7,571 71 70 732 732
PA $6,184 76 67 730 732
NC $6,111 79 74 725 728
VA $4,992 75 70 730 735
Other States $24,613 75 75 723 719
Total Home Equity $61,796 75 73 727 725

Pick-a-Pay		
Traditional Mortgage		
1st Lien Home Equity		
2nd Lien Home Equity		

WACHOVIA

Consumer Real Estate
FICO scores and LTV stratification
All FICO scores and LTVs at origination unless otherwise noted and where available.
Traditional mortgage includes CIB mortgage outstandings of $2.1 billion.
The percentages in the table above may not add to the totals due to rounding.
Original
FICO <=60 61-70 71-75 76-80 81-85 86-90 91-95 96-100 100+ Total Balance
700+ 6% 7% 8% 13% 1% 0% 0% 0% 0% 35% 43,190 $
660-699 3% 5% 5% 9% 0% 0% 0% 0% 0% 23% 27,916 $
620-699 3% 5% 5% 9% 0% 0% 0% 0% 0% 21% 26,071 $
<620 4% 6% 4% 6% 0% 0% 0% 0% 0% 20% 24,849 $
15% 22% 22% 38% 2% 0% 0% 0% 0% 100% 122,026 $
700+ 17% 13% 9% 28% 1% 3% 1% 2% 0% 74% 34,603 $
660-699 3% 3% 2% 6% 0% 1% 0% 1% 0% 16% 7,652 $
620-699 1% 1% 1% 3% 0% 0% 0% 1% 0% 7% 3,371 $
<620 0% 0% 0% 1% 0% 0% 0% 0% 0% 2% 1,072 $
21% 17% 12% 38% 1% 4% 2% 4% 0% 100% 46,698 $
700+ 20% 9% 6% 9% 6% 15% 3% 4% 0% 72% 20,091 $
660-699 3% 2% 1% 2% 2% 4% 1% 2% 0% 17% 4,715 $
620-699 1% 1% 1% 1% 1% 2% 0% 1% 0% 9% 2,407 $
<620 1% 0% 0% 0% 0% 0% 0% 0% 0% 2% 614 $
26% 12% 8% 13% 9% 21% 4% 8% 0% 100% 27,827 $
700+ 11% 8% 6% 10% 8% 20% 3% 5% 0% 72% 24,595 $
660-699 2% 2% 1% 2% 2% 4% 1% 2% 0% 17% 5,700 $
620-699 1% 1% 1% 1% 1% 2% 0% 1% 0% 8% 2,841 $
<620 1% 0% 0% 0% 0% 0% 0% 0% 0% 2% 833 $
15% 12% 9% 14% 11% 26% 5% 8% 0% 100% 33,969 $
18% 18% 16% 31% 4% 7% 2% 3% 0% 100% 230,520 $
Total
Original CLTV
Total
Total
Total
Total
RE Total

Pick-a-Pay		
Traditional Mortgage		
1st Lien Home Equity		
2nd Lien Home Equity		

Pick-a-Pay		
Traditional Mortgage		
1st Lien Home Equity		
2nd Lien Home Equity

Consumer Real Estate FICO scores and LTV stratification
Prior to 2004 and 2005 vintages
All FICO scores and LTVs at origination unless otherwise noted and where available.
Traditional mortgage includes CIB mortgage outstandings of $2.1 billion.
The percentages in the table above may not add to the totals due to rounding.
Original
FICO <=60 61-70 71-75 76-80 81-85 86-90 91-95 96-100 100+ Total Balance
700+ 5% 8% 9% 15% 0% 0% 0% 0% 0% 37% 8,943 $
660-699 3% 5% 6% 11% 0% 0% 0% 0% 0% 25% 5,894 $
620-699 2% 4% 5% 9% 0% 0% 0% 0% 0% 21% 4,948 $
<620 3% 5% 4% 5% 0% 0% 0% 0% 0% 18% 4,242 $
14% 22% 24% 40% 0% 0% 0% 0% 0% 100% 24,027 $
700+ 18% 16% 10% 29% 1% 2% 1% 1% 0% 77% 9,587 $
660-699 3% 3% 2% 7% 0% 1% 0% 0% 0% 16% 2,005 $
620-699 1% 1% 1% 3% 0% 0% 0% 0% 0% 6% 732 $
<620 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 131 $
21% 20% 13% 38% 1% 3% 1% 2% 0% 100% 12,456 $
700+ 21% 8% 5% 8% 6% 18% 3% 5% 0% 74% 3,619 $
660-699 3% 2% 1% 2% 2% 5% 1% 2% 0% 17% 850 $
620-699 1% 1% 1% 1% 1% 2% 0% 1% 0% 7% 366 $
<620 0% 0% 0% 0% 0% 0% 0% 0% 0% 2% 81 $
26% 11% 7% 11% 9% 25% 4% 7% 0% 100% 4,916 $
700+ 10% 8% 6% 9% 10% 21% 4% 4% 0% 73% 4,854 $
660-699 2% 2% 2% 2% 2% 5% 1% 2% 0% 18% 1,171 $
620-699 1% 1% 1% 1% 1% 2% 0% 1% 0% 8% 515 $
<620 0% 0% 0% 0% 0% 0% 0% 0% 0% 2% 140 $
14% 11% 9% 12% 14% 28% 5% 7% 0% 100% 6,679 $
17% 19% 17% 33% 3% 7% 2% 2% 0% 100% 48,078 $
Total
2005 Original CLTV
Total
Total
Total
Total
RE Total
Original
FICO <=60 61-70 71-75 76-80 81-85 86-90 91-95 96-100 100+ Total Balance
700+ 7% 9% 9% 15% 0% 0% 0% 0% 0% 39% 9,218 $
660-699 3% 5% 6% 10% 0% 0% 0% 0% 0% 24% 5,671 $
620-699 3% 4% 6% 7% 0% 0% 0% 0% 0% 20% 4,621 $
<620 3% 5% 4% 4% 0% 0% 0% 0% 0% 17% 4,052 $
16% 23% 25% 35% 0% 0% 1% 0% 0% 100% 23,562 $
700+ 20% 16% 10% 22% 1% 2% 1% 1% 0% 73% 7,616 $
660-699 4% 4% 2% 5% 0% 1% 0% 1% 0% 17% 1,808 $
620-699 1% 1% 1% 2% 0% 0% 0% 0% 0% 7% 742 $
<620 0% 0% 0% 0% 0% 0% 0% 0% 0% 2% 251 $
25% 21% 13% 30% 1% 3% 2% 3% 0% 100% 10,417 $
700+ 18% 9% 5% 7% 7% 13% 3% 4% 0% 65% 7,145 $
660-699 4% 2% 2% 2% 2% 5% 1% 2% 0% 20% 2,232 $
620-699 2% 1% 1% 2% 1% 2% 1% 1% 0% 11% 1,192 $
<620 1% 0% 0% 0% 0% 1% 0% 0% 0% 3% 340 $
24% 13% 8% 11% 11% 21% 5% 7% 0% 100% 10,909 $
700+ 9% 7% 5% 7% 8% 18% 4% 6% 0% 65% 5,113 $
660-699 2% 2% 2% 2% 3% 5% 2% 3% 0% 21% 1,688 $
620-699 1% 1% 1% 1% 2% 2% 1% 2% 0% 11% 838 $
<620 1% 0% 0% 0% 0% 0% 0% 0% 0% 3% 231 $
13% 11% 8% 10% 13% 26% 7% 11% 1% 100% 7,869 $
19% 19% 17% 26% 4% 9% 3% 4% 0% 100% 52,757 $
Total
2004 and Prior Original CLTV
Total
Total
RE Total
Total
Total

Pick-a-Pay		
Traditional Mortgage		
1st Lien Home Equity		
2nd Lien Home Equity		

Pick-a-Pay		
Traditional Mortgage		
1st Lien Home Equity		
2nd Lien Home Equity		

WACHOVIA

Consumer Real Estate FICO scores and LTV stratification
2006 and 2007 vintages
Original
FICO <=60 61-70 71-75 76-80 81-85 86-90 91-95 96-100 100+ Total Balance
700+ 5% 7% 7% 13% 1% 1% 0% 0% 0% 33% 11,054 $
660-699 3% 4% 5% 9% 1% 0% 0% 0% 0% 22% 7,282 $
620-699 3% 5% 4% 10% 1% 0% 0% 0% 0% 22% 7,424 $
<620 5% 6% 4% 7% 0% 0% 0% 0% 0% 22% 7,289 $
15% 21% 21% 39% 3% 1% 0% 0% 0% 100% 33,049 $
700+ 13% 9% 7% 29% 1% 3% 2% 6% 0% 71% 8,182 $
660-699 2% 2% 2% 7% 0% 1% 0% 2% 0% 17% 1,927 $
620-699 1% 1% 1% 4% 0% 0% 0% 2% 0% 9% 1,047 $
<620 1% 0% 0% 1% 0% 0% 0% 1% 0% 3% 400 $
17% 13% 10% 41% 1% 5% 3% 10% 0% 100% 11,557 $
700+ 22% 8% 6% 12% 5% 16% 3% 5% 0% 77% 3,615 $
660-699 3% 1% 1% 2% 1% 3% 1% 2% 0% 13% 626 $
620-699 2% 1% 0% 1% 1% 1% 1% 2% 0% 8% 378 $
<620 1% 0% 0% 0% 0% 0% 0% 0% 0% 2% 87 $
27% 10% 7% 15% 7% 20% 5% 9% 0% 100% 4,705 $
700+ 12% 9% 6% 13% 6% 20% 3% 5% 0% 74% 6,568 $
660-699 2% 2% 1% 2% 1% 4% 1% 2% 0% 15% 1,305 $
620-699 1% 1% 1% 1% 1% 2% 0% 1% 0% 8% 727 $
<620 1% 0% 0% 0% 0% 0% 0% 0% 0% 3% 233 $
16% 12% 8% 16% 9% 26% 4% 8% 0% 100% 8,833 $
17% 17% 16% 34% 4% 7% 2% 4% 0% 100% 58,145 $
Total
RE Total
Total
Total
Total
2007 Original CLTV
Total
All FICO scores and LTVs at origination unless otherwise noted and where available.
Traditional mortgage includes CIB mortgage outstandings of $2.1 billion.
The percentages in the table above may not add to the totals due to rounding.
Original
FICO <=60 61-70 71-75 76-80 81-85 86-90 91-95 96-100 100+ Total Balance
700+ 5% 6% 7% 12% 0% 0% 0% 0% 0% 31% 9,912 $
660-699 2% 4% 5% 9% 0% 0% 0% 0% 0% 21% 6,777 $
620-699 3% 5% 4% 11% 0% 0% 0% 0% 0% 22% 7,194 $
<620 5% 7% 5% 8% 0% 0% 0% 0% 0% 25% 8,145 $
15% 22% 22% 39% 1% 1% 0% 0% 0% 100% 32,029 $
700+ 16% 10% 8% 29% 1% 3% 2% 3% 0% 72% 5,278 $
660-699 3% 3% 2% 7% 0% 1% 0% 1% 0% 17% 1,213 $
620-699 1% 1% 1% 3% 0% 0% 0% 1% 0% 8% 581 $
<620 1% 0% 0% 1% 0% 0% 0% 1% 0% 3% 234 $
21% 14% 11% 40% 2% 4% 2% 5% 0% 100% 7,307 $
700+ 18% 6% 4% 8% 6% 20% 4% 7% 0% 73% 3,211 $
660-699 3% 1% 1% 2% 1% 4% 1% 3% 0% 16% 722 $
620-699 1% 1% 1% 2% 1% 1% 1% 1% 0% 8% 371 $
<620 0% 0% 0% 0% 0% 0% 0% 0% 0% 2% 73 $
22% 9% 6% 13% 8% 25% 6% 11% 0% 100% 4,377 $
700+ 12% 9% 7% 9% 9% 20% 3% 5% 0% 73% 5,722 $
660-699 2% 2% 1% 2% 2% 4% 1% 2% 0% 16% 1,256 $
620-699 1% 1% 1% 1% 1% 2% 1% 1% 0% 8% 641 $
<620 1% 0% 0% 0% 0% 0% 0% 0% 0% 2% 194 $
15% 12% 9% 13% 12% 26% 4% 8% 0% 100% 7,813 $
16% 18% 17% 33% 4% 7% 1% 3% 0% 100% 51,525 $
Total
RE Total
Total
Total
2006 Original CLTV
Total
Total

Pick-a-Pay		
Traditional Mortgage		
1st Lien Home Equity		
2nd Lien Home Equity		

WACHOVIA

Consumer Real Estate FICO scores and LTV stratification
2008 vintages
All FICO scores and LTVs at origination unless otherwise noted and where available.
Traditional mortgage includes CIB mortgage outstandings of $2.1 billion.
The percentages in the table above may not add to the totals due to rounding.
Original
FICO <=60 61-70 71-75 76-80 81-85 86-90 91-95 96-100 100+ Total Balance
700+ 9% 12% 9% 15% 2% 0% 0% 0% 0% 47% 4,371 $
660-699 4% 7% 5% 8% 1% 0% 0% 0% 0% 25% 2,382 $
620-699 4% 5% 4% 6% 1% 0% 0% 0% 0% 19% 1,760 $
<620 2% 3% 2% 2% 0% 0% 0% 0% 0% 9% 845 $
19% 26% 19% 32% 3% 0% 0% 0% 0% 100% 9,358 $
700+ 18% 11% 10% 32% 1% 2% 1% 2% 0% 78% 3,849 $
660-699 2% 2% 2% 6% 0% 0% 0% 1% 0% 15% 722 $
620-699 1% 1% 1% 3% 0% 0% 0% 0% 0% 6% 311 $
<620 0% 0% 0% 1% 0% 0% 0% 0% 0% 2% 81 $
21% 15% 13% 42% 2% 3% 2% 3% 0% 100% 4,962 $
700+ 30% 14% 9% 18% 3% 8% 1% 1% 0% 84% 2,466 $
660-699 3% 2% 1% 3% 0% 1% 0% 0% 0% 11% 308 $
620-699 1% 1% 1% 1% 0% 0% 0% 0% 0% 4% 115 $
<620 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 39 $
35% 17% 11% 22% 4% 10% 1% 1% 0% 100% 2,928 $
700+ 14% 11% 8% 14% 8% 22% 1% 3% 0% 81% 2,235 $
660-699 2% 2% 1% 2% 1% 4% 1% 1% 0% 12% 342 $
620-699 1% 1% 0% 1% 1% 1% 0% 0% 0% 5% 149 $
<620 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 41 $
17% 13% 9% 17% 9% 27% 2% 4% 0% 100% 2,767 $
22% 20% 15% 31% 4% 6% 1% 1% 0% 100% 20,015 $
Total
Total
RE Total
Total
Total
2008 Original CLTV
Total

% of loans 90+ days past due
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 56
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43
% of loans 90+ days past due
1 4 7 10 13 16 19 22 25 28 31
1 3 5 7 9 11 13 15 17 19

WACHOVIA

0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Wachovia Mortgage
90+ days past due by vintage vs. industry
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
2007 - $33.0 billion Pick-a-Pay / $11.6 billion Traditional
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Source: Industry Prime, Alt-A, Subprime and NegAm ARM delinquency data from LoanPerformance, a unit of First American CoreLogic.
Traditional mortgage includes CIB mortgage outstandings of $2.1 billion.
Month
Month
2006 - $32.0 billion Pick-a-Pay / $7.3 billion Traditional
2004 - $11.4 billion Pick-a-Pay / $4.3 billion Traditional  2005 - $24.0 billion Pick-a-Pay / $12.5 billion Traditional
WB Traditional Pick-a-Pay Industry Prime
Industry Alt-A Industry Subprime Industry Prime ARM NegAm

Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jun-08

WACHOVIA

Pick-a-Pay product advantages diminished by unanticipated
significant deterioration in home prices
Source: Industry Prime, Alt-A, Subprime and NegAm ARM delinquency data from
LoanPerformance, a unit of First American CoreLogic.
Portfolio performance diverging from prime
90+ Days Past Due versus Industry
Pick-a-Pay mortgage delinquencies continued to
outperform industry Alt-A, subprime and prime
negative amortization
-
Lower LTV loans at origination
-
Underwritten to the fully indexed rate
-
Product design minimizes recast risks due to 10-year or
125% recast vs. 5-year and 110% for industry
Estimate the following maximum risk due to 125% balance
recast
(a)
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
WB Traditional Pick-a-Pay
Industry Prime Industry Alt-A
Industry Subprime Industry Prime ARM NegAm
(a) As of 6/30/08. Assumes a flat rate environment, all borrowers elect the minimum payment option 100% of the time, and there is no prepayment of balances.
642.3 1,751 2012
84.4
246
2011
20.7 76 2010
7.5 33 2009
1.8 10 2008
Outstandings
($ in millions) # of loans Year

30 to 59 Days Past Due
20.0%
30.0%
40.0%
50.0%
Current To 29 Days
0.5%
1.0%
1.5%
2.0%
2.5%
40.0%
50.0%
60.0%
70.0%
60 to 89 Days Past Due
60.0%
70.0%
80.0%
90.0%
90 to 119 Days Past Due
The above roll rates reflect the impact of loan modification programs of $3.3 billion over the last 16 months.
Pick-a-Pay mortgage
Past due roll rates
70.0%
80.0%
90.0%
100.0%
120 to 149 Days Past Due
70.0%
80.0%
90.0%
100.0%
150 to 180+ Days Past Due

Pick-a-Pay mortgage nonaccrual loans
($ in millions)
Total $4,386
Charge-offs to date
of $187 million (17%
of orig. balance)
No charge-offs to
date
Initial charge-offs
usually not taken
until 180 DPD
20%
18%
48%
90 -179 DPD
Days Past Due (DPD)
(a) LTV is considered to be over 100% if the loan balance exceeds current estimated appraised value based on automated valuation methodology (Veros) or updated appraisal where available, less estimated selling costs.
180 DPD Updated
LTV 100%
180 DPD Updated
LTV > 100%
14%
Loan Modifications
23%
13%
41%
23%
Total $6,714
180 DPD Updated
LTV > 100%
180 DPD Updated
LTV 100%
90 -179 DPD
Loan Modifications
Charge-offs to date
of $454 million (23%
of orig. balance)
No charge-offs
to date
Initial charge-offs
usually not taken
until 180 DPD ($25
million taken to
date)
1Q08 2Q08

Wachovia Pick-a-Pay
June 2008 deferred interest analysis
Deferred interest of $3.9 billion represented 3.18% of the portfolio
(a)
-
$307 million in deferred interest associated with nonperforming loans; 4.58% of NPAs
Borrowers’ utilization of minimum payment option remains fairly constant
-
65% elected in May 2008 vs. 66% in May 2007
-
51% elected the minimum option in each of the past 6 months
-
40% elected the minimum option in each of the past 12 months
$2.7 billion, or less than 2.3% of borrowers, with a deferred interest balance > 10% of current balance
Current average LTV
(b)
of 92% for loans with deferred interest balance > 10% of current balance
(a) $116 billion in Pick-a-Pay product excludes other mortgage balances of $6.2 billion residing in the Pick-a-Pay portfolio.
(b) Current average LTVs based on May 2008 AVMs. Source: Veros.
($ in millions) 2Q08 1Q08 4Q07
Deferred interest balance by LTV
At or below 80%
60% or less
$
343
329     305
60.01% to 70% 456
434     402
70.01% to 80% 1,149
1,090 991
  Subtotal 1,948
1,853 1,698
80.01% to 85% 1,057
1,033 935
85.01% to 90% 614
466     327
Greater than 90% 266
174     129
  Subtotal 1,937
1,673 1,391
    Total deferred interest
$
3,885
3,526 3,089

Home equity loans and lines
Traditional home equity
-
45% secured by first lien
-
75% average LTV; 727 average FICO
(a)
-
Portfolio is predominantly customer-relationship
based
> 95% of the portfolio originated through
direct channels
6% of portfolio in CA and 20% in FL
-
NPAs up 22 bps QoQ and net charge-offs up 38 bps
QoQ driven by increases in stressed geographies
Second lien home equity 60+ days past due are one-
third of the industry average
(b)
CIB home equity
-
Non-branch originated portfolio had charge-offs of
23 bps
Implemented additional limitations on utilization
of undrawn equity lines
-
Average line utilization remains relatively low at 35%
(a) FICOs and LTVs at origination unless otherwise noted and where available.
(b) Source: Loan Performance Data as of April 2008 industry average.
($ in millions) 2Q08 1Q08 2Q07
Traditional home equity
First lien
$
27,827
27,171 28,027
Second lien 33,498
32,456 29,793
Total home equity
$
61,325
59,627 57,820
30+ days past due
as % of loans
1.40
% 1.51 0.92
NPAs
$
563
417 245
as % of loans
0.92
% 0.70 0.42
Net charge-offs
$
130
73 21
as % of avg loans 0.85
% 0.47 0.14
CIB home equity
First lien
$
-
- -
Second lien 471
477 -
Total home equity
$
471
477 -
30+ days past due
as % of loans
9.77
% 8.94 -
NPAs
$
78
87 -
as % of loans
16.50
% 18.31 -
Net charge-offs
$
-
- -
as % of avg loans 0.23
% - -
Total home equity loans
$ 61,796 60,104 57,820

% of loans 60+ days past due
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jun-08

Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jun-08

WACHOVIA

Wachovia second lien home equity loans and lines
60+ days past due vs. industry
Second Lien Home Equity Loans Second Lien Home Equity Lines
(a) Excludes Wealth Management and Retail Brokerage home equity loans and lines.
Source: Industry Prime, Alt-A and Subprime delinquency data from LoanPerformance, a unit of First American CoreLogic.
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
WB Total General Bank WB Bank Channel Industry
(a)
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
2.20%
WB Total General Bank WB Bank Channel Industry
(a)

$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
WB Balances WB 30+ days past due Industry 30+ days past due
Managed auto portfolio
Managed losses of 1.97% down 35 bps QoQ
-
30+ days past due of 2.33% vs. industry forecast
of 3.74%
(b)
Managed NPAs as a % of loans of 24 bps;
down 1 bp QoQ
-
Roll rates declined throughout quarter
Risk mitigation strategies
Ongoing focus on prime credit originations
-
New originations average FICO score of 672
Average LTV of new originations continued
to decline
Reducing extended term (7-year) loans
-
Goal for 2% of originations from a high of 6.5%
Collection system upgrade resulting in improved
response times
Managed Consumer Auto 30+ Days
Past Due vs. Industry
All FICO scores and LTVs at origination unless otherwise noted and where available.
(a) Includes  loans, NPAs and net charge-offs from securitizations not included in our reported NPAs and net charge-offs. Please see page 55 for additional information.
(b) Source: Moody’s Economy.com; 2Q08 industry average is a forecast.
($ in millions) 2Q08 1Q08 2Q07
Managed auto
(a)
$
27,528
26,357 23,181
NPAs
(a)
$
66
67 60
as % of loans 0.24
% 0.25 0.26
Net charge-offs
(a)
$ 134 151 71
as % of avg loans
1.97
% 2.32 1.23

Commercial Real Estate
Real Estate Financial Services portfolio
Commercial Real Estate outstandings
(a)
up 1% QoQ on slower run-off, funding of existing
construction loans and modest income producing
originations
-
Residential outstandings down 5% QoQ with focus on
up-pricing renewals and restructuring existing facilities
Launched extensive review of income producing
portfolio (retail, office, commercial land and
unsecured) in response to the changing economic
environment
NPAs up $585 million; charge-offs of $283 million
up $157 million to 234 bps vs. 110 bps in 1Q08
-
Increases driven largely by the residential-related
portfolio
Average maturity of 1.8 years
(a) Includes the Real Estate Financial Services (REFS) portfolio of $37.7 billion and $10.7 billion in commercial real estate loans held-for-investment in Investment Banking.
($ in millions) 2Q08 1Q08 2Q07
Residential
$
11,739
12,369 12,151
Income producing 36,616
35,275 24,636
Total REFS
(a)
48,355 47,644 36,787
Residential NPAs 2,008
1,502 126
Income producing NPAs 461
382 44
Total NPAs
$
2,469
1,884 170
as % of loans
5.11
% 3.95 0.46
Residential c/o
$
262
120 2
Income producing c/o 21
6 -
Total net charge-offs
$
283
126 2
as % of avg loans 2.34
% 1.10 0.01

Real Estate Financial Services
Geographic concentrations
Period-end balance sheet as of 6/30/2008.
(a) Includes the Real Estate Financial Services portfolio of $37.7 billion and $10.7 billion in commercial real estate loans held-for-investment in Investment Banking.
(b) Geographic concentration totals do not include $6.9 billion in Commercial Real Estate outstandings related to loans unsecured, secured by non-real estate collateral and loans with undefined property locations. International includes Europe and Asia.
(c) Residential portfolio geographic concentrations do not include $2.8 billion in Commercial Real Estate outstandings related to loans unsecured, secured by non-RE collateral and loans with undefined property locations.
$48.4 Billion Commercial Real Estate Portfolio
(a)
Top 10 Geographic Concentrations
(b)
California
$4.3
17%
International
$3.5
10%
North
Carolina
$3.3
9%
Texas
$3.2
8%
Virginia
$2.6
7%
Other Remaining
States
$10.3
Georgia
$2.7
Florida
$7.1
25%
6%
7%
New Jersey
$1.6
4%
New York
$1.8
4%
Pennsylvania
$1.4
3%
Residential Portfolio
Top 5 Geographies
By Asset Type
Single Family
State O/ S $ O/S %
Florida $438 18%
Georgia 415 17%
Pennsylvania 327 13%
North Carolina 313 13%
Texas 210 8%
All Other 788 31%
Total 2,492 100%
Land
State O/ S $ O/S %
Florida $1,045 26%
North Carolina 643 16%
Georgia 546 14%
South Carolina 353 9%
Virginia 348 8%
All Other 1,092 27%
Total 4,027 100%
Condo
State O/S $ O/S %
Florida $1,046 42%
New York 235 9%
Virginia 208 8%
California 126 5%
New Jersey 126 5%
All Other 777 31%
Total 2,518 100%
(c)

Real Estate Financial Services
Well diversified loan portfolio
$48.4 Billion Commercial Real Estate
Portfolio
(b)
Office
17%
Retail
13%
Multi-Family
13%
Industrial
5%
Income
Producing
Land
7%
Lodging
Other
Single
Family
7%
Residential
Improved
Land
7%
Condos
6%
Residential
Unimproved
Land
2%
Non-RE
Collateral
5%
76% income producing
24% residential-related
-
Average maturity of 0.9 years
Homebuilders - $4.2 billion
-
Regional/small builder portfolio is largely recourse
based with disciplined inventory controls and
1–2 year terms
-
Focus on strong sponsorship/management
Land - $4.8 billion
-
Primarily originated with substantial equity cushion
and recourse to borrowers
Condos - $2.8 billion
20% of outstandings currently have an interest
reserve associated with the loan
(a)
-
If sources of cash to make loan payments cannot be
identified, loan is placed on NPA even if no default has
occurred; interest reserves on NPAs are not funded
on defaulted loans
(a) Based on the Real Estate Financial Services portfolio of $37.7 billion.
(b) Includes the Real Estate Financial Services portfolio of $37.7 billion and $10.7 billion in commercial real estate loans held-for-investment in Investment Banking.
Period-end balance sheet as of 6/30/2008.
6%
5%
3%
Mixed
Use
Unsecured
Real Estate
4%

Goodwill impairment
Background
Goodwill impairment testing required annually, or more frequently if events or circumstances indicate there may be impairment
Impairment testing is performed at the sub-segment level (“reporting unit”); testing is not performed on an individual acquisition basis
Goodwill impairment is a two-step test
-
Step 1: compare fair value of reporting unit to carrying value
-
Step 2: calculate implied fair value of goodwill as if reporting unit is purchased at Step 1 fair value (determined in the same manner as goodwill in a business combination)
A discounted cash flow analysis is used to estimate fair value of reporting units
Total of all reporting unit fair values is compared for reasonableness to Wachovia’s market capitalization plus a control premium
If Step 1 fair value is greater than carrying value, there is no indication of impairment and Step 2 is not performed.  If Step 1 fair value is less than carrying value, then Step 2 is performed.
Step 2 involves a process similar to business combination accounting
-
As if a reporting unit is purchased at the Step 1 fair value
-
Involves assigning fair values to all assets, liabilities and intangibles
-
Result is implied fair value of goodwill
If Step 2 implied fair value of goodwill is less than actual goodwill, impairment is recorded for the difference
For segment reporting purposes, no goodwill is recorded in our segments
-
Allocation is for purposes of impairment testing
-
Allocated as of acquisition date, adjusted for transfers or sales

Goodwill impairment
Test results
Performed Step 1 analysis on all reporting units
Performed Step 2 impairment measurement on four reporting units
Goodwill impairment testing as of June 30, 2008, resulted in $6.1 billion (pre-tax and after-tax) of impairment across three reporting units
Driver of impairment in three reporting units is decrease in stock price / market capitalization
No impairment in General Bank Retail where the Pick-a-Pay portfolio resides due to value of retail banking franchise
($ in milllions)
CIB Corporate
Lending
CIB
Investment
Banking
General Bank
Commercial
General Bank
Retail and
Small Business
Assigned goodwill 2,937 $        597 7,086 23,980
Impairment (2,937) (597) (2,526)
-
Remaining goodwill
-
$
-
4,560 23,980

Cautionary statement
The foregoing materials and management’s discussion of them may contain, among other things, certain forward-looking statements with respect to Wachovia, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i)
statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the merger between Wachovia and A.G. Edwards, Inc. completed on October 1, 2007 (the “A.G. Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, (iii) statements relating to the benefits of the merger between
Wachovia and Golden West Financial Corporation completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Golden West Merger, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These forward-looking statements are based on the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the applicable businesses in connection with the A.G. Edwards Merger or the Golden West Merger will not be integrated successfully or such integrations may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G. Edwards Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger or the Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the
Board of Governors of the Federal Reserve System; (7) potential or actual litigation; (8) inflation, interest rate, market and monetary fluctuations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (10) unanticipated regulatory or judicial proceedings or rulings; (11) the impact of changes in accounting principles; (12) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; and (13) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts.
Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the A.G. Edwards Merger or the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral.

Notes on non-GAAP financial measures
In addition to results in accordance with GAAP, this presentation includes certain non-GAAP financial measures, which exclude certain items from GAAP numbers, such as the goodwill impairment charge, the notable items described on pages 2 and 3, and Wachovia’s mortgage results from the General Bank’s results as described on page 7.  In addition, this presentation includes certain information regarding Wachovia’s auto loan portfolio on a “managed” basis, which is a non-GAAP financial measure that combines auto loans reported on-balance sheet on a GAAP basis with auto loans that have been securitized and are off-balance sheet as shown on page 46.
The foregoing non-GAAP financial measures are reconciled to GAAP on pages 2 and 3 or as set forth below.  Wachovia believes that these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry.
Expenses excluding legal reserves and severance
2Q08 vs
($ in millions) 2Q08 1Q08 1Q08
Other expense
As reported 5,876 $         5,097            15%
Legal reserves (590)             -
Severance (44)               (12)
  Other expense excluding legal reserves and severance 5,242            5,085            3%
Other expense
As reported 5,876            5,097            15%
Legal reserves (590)             -
  Other expense excluding legal reserves 5,286 $         5,097            4%
Fees excluding notable items
2Q08 vs
($ in millions) 2Q08 1Q08 1Q08
Fee and other income
As reported 3,165 $         2,777            14%
Market disruption-related losses 936              2,287
Discretionary planned securities sales 391              -
FAS 157/159 net gains -                    (481)
Visa IPO -                    (225)
  Total fees excluding notable items 4,492 $         4,358            3%

Notes on non-GAAP financial measures
General Bank results excluding mortgage
($ in millions) 2Q08 1Q08 2Q07
Net interest income
GBG 3,671 $        3,445 3,372
Mortgage (837) (752) (738)
Total net interest income General Bank results excluding mortgage 2,834 2,693 2,634
Service charges
GBG 597 572 565
Mortgage - - -
Total service charges General Bank results excluding mortgage 597 572 565
Interchange income
GBG 209 186 174
Mortgage - - -
Total interchange income General Bank results excluding mortgage 209 186 174
Mortgage banking fees
GBG 77 69 67
Mortgage (77) (69) (67)
Total mortgage banking fees General Bank results excluding mortgage - - -
All other fees/income
GBG 117 153 129
Mortgage (13) (40) (27)
Total all other fees/income General Bank results excluding mortgage 104 113 102
Fee and other income
GBG 1,000 980 935
Mortgage (90) (108) (94)
Total fee and other income General Bank results excluding mortgage 910 872 841
Total revenue
GBG 4,728 4,480 4,363
Mortgage (914) (854) (825)
Total revenue General Bank results excluding mortgage 3,814 3,626 3,538
Provision
GBG 919 569 154
Mortgage (526) (252) (9)
Total provision General Bank results excluding mortgage 393 317 145
Expense
GBG 2,050 2,038 1,922
Mortgage (356) (354) (330)
Total expense General Bank results excluding mortgage 1,694 1,684 1,592
Segment earnings
GBG 1,117 1,189 1,453
Mortgage (20) (157) (310)
Total segment earnings General Bank results excluding mortgage 1,097 $        1,032 1,143

Notes on non-GAAP financial measures
Managed Auto Portfolio
($ in millions) 2Q08 1Q08 2Q07
Managed auto
On-balance sheet 25,870 $    24,349 19,925
Securitized 1,658 2,008 3,256
Total managed auto 27,528 26,357 23,181
NPAs
On-balance sheet 61 61 53
Securitized 5 6 7
Total NPAs 66 67 60
Net charge-offs
On-balance sheet
129 145 66
Securitized 5 6 5
Total net charge-offs 134 151 71
Average loans
On-balance sheet 25,409 23,605 19,632
Securitized 1,887 2,532 3,402
Total average loans 27,296 26,137 23,034
NPAs as a % of loans
On-balance sheet 0.24% 0.25 0.27
Securitized 0.30 0.31 0.21
Total NPAs as a % of loans 0.24 0.25 0.26
Net charge-offs as a % of average loans
On-balance sheet 2.03 2.46 1.33
Securitized 1.06 0.97 0.65
Total net charge-offs as a % of average loans 1.97% 2.32 1.23
Managed consumer auto 30+ days past due loans
On-balance sheet 600 $         499 398
Securitized 42 41 49
Total managed consumer auto 30+ days past due loans 642 $         540 447
Managed consumer auto 30+ days past due loans as a % of loans
On-balance sheet 2.32% 2.05 2.00
Securitized 2.53 2.02 1.50
Total managed consumer auto 30+ days past due loans as a % of loans 2.33% 2.05 1.93
$